SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 3, 2015

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant's Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

A copy of the Alliance Data Systems Corporation form of Indemnification Agreement for Officers and Directors is attached as Exhibit 10.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2015, Alliance Data Systems Corporation's annual meeting of stockholders was held at the Company's corporate headquarters at 7500 Dallas Parkway, Suite 700, Plano, Texas 75024.  A total of  62,234,319 shares of the Company's common stock were present or represented by proxy at the annual meeting, representing approximately 88.08% of the Company's shares outstanding as of April 6, 2015, the record date set for the annual meeting. The matters voted on at the annual meeting and the results for each matter were as follows:

(a) Each of Bruce K. Anderson, Roger H. Ballou, D. Keith Cobb, E. Linn Draper, Jr., Edward J. Heffernan, Kenneth R. Jensen, Robert A. Minicucci and Laurie A. Tucker was elected as a director of the Company to serve until the 2016 annual meeting of stockholders.

Bruce K. Anderson

50,488,853	For
1,248,472	Against
141,322	Abstain
2,937,294	Broker Non-Votes

Roger H. Ballou

50,465,227	For
946,135	Against
467,285	Abstain
2,937,294	Broker Non-Votes

D. Keith Cobb

50,607,511	For
1,130,381	Against
140,755	Abstain
2,937,294	Broker Non-Votes

E. Linn Draper, Jr.

50,921,447	For
815,911	Against
141,289	Abstain
2,937,294	Broker Non-Votes

Edward J. Heffernan

50,904,675	For
834,752	Against
139,220	Abstain
2,937,294	Broker Non-Votes

Kenneth R. Jensen

50,508,696	For
903,066	Against
466,885	Abstain
2,937,294	Broker Non-Votes

 Robert A. Minicucci

50,561,733	For
1,175,847	Against
141,067	Abstain
2,937,294	Broker Non-Votes

 Laurie A. Tucker

51,141,201	For
596,805	Against
140,641	Abstain
2,937,294	Broker Non-Votes

(b) Executive compensation was approved, on an advisory basis, by the Company's stockholders.

51,065,056	For
637,632	Against
175,959	Abstain
2,937,294	Broker Non-Votes

  (c) The 2015 Omnibus Incentive Plan was approved by the Company's stockholders.

49,024,041	For
2,679,476	Against
175,130	Abstain
2,937,294	Broker Non-Votes

  (d) The 2015 Employee Stock Purchase Program was approved by the Company's stockholders.

51,570,585	For
136,440	Against
171,622	Abstain
2,937,294	Broker Non-Votes

(e) The selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2015 was ratified by the Company's stockholders.

54,373,398	For
290,341	Against
152,202	Abstain
0	Broker Non-Votes

(f) A stockholder proposal to adopt a "proxy access" bylaw was approved by the Company's stockholders.

28,815,791	For
22,880,569	Against
182,287	Abstain
2,937,294	Broker Non-Votes

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

10.1	Form of Alliance Data Systems Corporation Indemnification Agreement for Officers and Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: June 5, 2015	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Form of Alliance Data Systems Corporation Indemnification Agreement for Officers and Directors.